UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2022

Central Index Key Number of the issuing entity: 0001895567

BANK 2021-BNK38

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-01	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On March 23, 2021, Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and Wells Fargo Delaware Trust Company, N.A. (“WFDTC”, and collectively with Wells Fargo Bank, “Wells Fargo”) announced that it had entered into a definitive agreement with Computershare Trust Company, National Association (“CTCNA”), Computershare Delaware Trust Company (“CDTC”, and collectively with CTCNA, “Computershare”) and Computershare Limited (“CPU Ltd”) to sell substantially all of their Corporate Trust Services (“CTS”) business. Effective as of November 1, 2021 (the “Closing Date”), the sale closed, and virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices, transferred to Computershare. For some of the transactions in Wells Fargo’s CTS business, Wells Fargo’s roles and the duties, rights, and liabilities with such roles under the relevant transaction agreements (the “Roles”) did not transfer to CTCNA or CDTC on the Closing Date (the “Non-Transferred Role(s) Transactions”) and CTCNA or CDTC performed all or virtually all of such Roles on behalf of Wells Fargo as its agent. As of the Closing Date, the Morgan Stanley Capital I Trust 2021-PLZA securitization was a Non-Transferred Role(s) Transaction, and CTCNA or CDTC performed the roles of certificate administrator and custodian under the trust and servicing agreement for the MSC Trust 2021-PLZA securitization (the “MSC 2021-PLZA TSA”), pursuant to which the Park Avenue Plaza mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Park Avenue Plaza Loan Combination”) is serviced, as agent for Wells Fargo.

Effective as of July 1, 2022 (the “Transfer Date”), (a) Wells Fargo fully transferred, and CTCNA assumed, the duties, rights, and liabilities of the certificate administrator and the custodian under the MSC 2021-PLZA TSA, and (b) CTCNA is therefore no longer performing the roles of certificate administrator and custodian under the MSC 2021-PLZA TSA as agent for Wells Fargo. As of the Transfer Date, Wells Fargo is no longer responsible for the duties, rights, and liabilities of the certificate administrator and the custodian under the MSC 2021-PLZA TSA, and as of the Transfer Date, CTCNA is no longer Wells Fargo’s agent with respect to the MSC Trust 2021-PLZA securitization. CTCNA will be the certificate administrator and custodian under the MSC 2021-PLZA TSA, and servicing of the Park Avenue Plaza Loan Combination will continue to be governed by the MSC 2021-PLZA TSA. CTCNA is also the certificate administrator and custodian under the BANK 2021-BNK38 pooling and servicing agreement and the BANK 2021-BNK37 pooling and servicing agreement, pursuant to which the 1201 Lake Robbins loan combination is serviced.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By: /s/ Jane Lam
Name: Jane Lam
Title: President

Dated: July 7, 2022